UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2009

HIGHWATER ETHANOL, LLC

(Exact name of registrant as specified in its charter)

Minnesota	000-53588	20-4798531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24500 US Highway 14, Lamberton, MN		56152
(Address of principal executive offices)		(Zip Code)

(507) 752-6160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 19, 2009, Highwater Ethanol, LLC (the “Company”) posted the minutes from its Annual Meeting held on February 20, 2009 (the “Annual Meeting Minutes”), on the Company’s website.  The Annual Meeting Minutes are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

This Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibit No.	Description

	99.1	Annual Meeting Minutes from Highwater Ethanol, LLC’s annual meeting held on February 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHWATER ETHANOL, LLC

March 19, 2009	/s/ Brian Kletscher
Date	Brian Kletscher, Chief Executive Officer